Please see corresponding attached PDF
 Diane Bryant  Senior Vice President & General ManagerData Center Group

 Big industry trends fuel data center growth  Key Messages  Investing to win across workloads & segments  Revenue CAGR at 15% through 2018*  *Forecast is based on current expectations and is subject to change without notice Source: Intel

   Capitalizing on Industry Trends  Move to Digital Service Economy    Build out of the CLOUD        Resulting in Four Data Center Growth Drivers  Cloud  NFV / SDN  HPC  Big Data  Jevons Paradox    Leads tonew usages    Billionsof connected DEVICES    NewSERVICES    Increase in technology efficiency       Increases rate of consumption

 2013

 2014

 Jevons Paradox    Next efficiency transformation Cloud Architecture & NFV / SDN  00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101    Impact of high volume x86 servers1996-2014  0  SHV servers delivered 80% system cost savings over RISC & drove 625% increase in volume  $  Mu  0  1996  2014F  Move to virtualization fuels growth Revenue 2009-2014  5X improvement in server utilization results in 17% revenue CAGR  0  $  Rev CAGR 17%

 Data Center Transformation  Cloud ServiceProvider  AWSDeployed 729 TFLOP HPC cluster, 71K cores in 60 min    TencentDeployed NFV / SDN for Cloud network  Technical Computing    PaypalSemantic analysis using HPC for detecting anomalous transactions  Telco ServiceProvider    China MobileBig Data solution for billing inquiry service    China Telecom + VMwareDelivering hybrid cloud, IaaS    Enterprise IT    In 2014, 12% of Enterprise IT deploying private cloud    UBSNFV/SDN connecting a Hadoop cluster for banking operations  Cloud  NFV / SDN  HPC  Big Data  Growth Drivers Underlie All Segments  Sources: RightScale 2014 State of the Cloud Report, Amazon

 Compute Capacity Drives Purchase Decision  Shipped Compute* CAGR +39%  Unit CAGR +5%  ASP CAGR +6%  *SpecInt x Volume        AdvancedSKUs  StandardSKUs  BasicSKUs  100%  New  0%      00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  Increased capacity per system drives up processor mix 70% of volume moves up over 4 years  Analyzing DCG Growth  2 Socket Xeon Processor Mix  Shipped Compute Capacity  Volume & ASP  F

       00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101    Compute Capacity Drives End-user Value  SKU selection provides Up to 44% TCO savings over 4 years  Cost / Bandwidth  Server A  Server B  CPU  Haswell, 10 cores  Haswell, 6 cores  RAM  256GB  256GB  Avg. System Cost  $10,519  $7,519  # of Servers  10  19  4-year TCO  $543,932  $977,672  Amazon’s TCO Analysis  Enterprise IT TCO      00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101    Customized SKU provides Up to 14% more performance for 2-4% incremental TCO

 Data Center Growth Forecast  88%  78%  22%  12%  15% Rev CAGR  Data Center Revenue Forecast  Data Center Portfolio Diversifying

       New Architectures  CLOUD      NFV / SDN      Four Growth Drivers    HPC      BIG DATA      New Usages

     Jevons Paradox: Cloud Architecture  Increased efficiency through the CloudRevenue Acceleration: Easier to create new apps and servicesOpEx Efficiency: Automation of the data centerCapEx Efficiency: Maximize use of system resources        Traditional  System 1  App    System 2    App  Virtualized  Shared resources  App  Virtualization    System 1    System 2  Virtualization  App  App  App  Cloud  Self-serviceAutomationMulti-tenant Measured services  Orchestration    System 1    System N  Virtualization  Virtualization  App  App  App  App  App  App  …    = Resource Utilization

 Annual Intel CPU sales  Cloud Computing Growth  60%  68%  64%  57%  62%  55%  2%  3%  6%  8%  52% CAGR  10s of CSPs  100s of CSPs                  00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  Connected Devices + Apps + New Services + New Service Providers  Forecast is subject to change without notice  Other names and brands may be claimed as the property of others.

 Public Cloud SPs: Exposing Intel Value  45 Cloud Service Providers branding Intel Inside cloud services     IBM Soft Layer    AWS EC2  Applications & Services  Intel PlatformSystem Telemetry Exposed  Performance  Security  Cost  Ease              Powered by  CloudTechnology    ’09-’14RevenueCAGR  69%    ’09-’14  94%  10% increase in MSS to  Cloud Software Stack  Source: Intel  Other names and brands may be claimed as the property of others.

       New Architectures  CLOUD      NFV / SDN      Four Growth Drivers    HPC      BIG DATA      New Usages

 Mindspeed & Avago Acquisitions  Network Infrastructure  Data Center Network  Wireless / Wireline Infrastructure  STEP 1: Consolidate workloads on Intel Architecture  Core                                                                          STEP 2: Virtualize & automate the network (NFV / SDN)                  Switch                    Macro Base Station  Small Cell        IA Enabled Across the Network  Backbone  Router

       00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  NFV / SDN Growth  Accelerated network transformation    2011  NFV Research Results      2012  9 Use Case Definitions  2013  Proof-of-Concepts      2014  Pilots + 1st Commercial Deployments          “…demonstrating 320G half duplex, or greater than 2x better than competitor offers, for a virtualized Provider Edge routing application in a single x86 server. “ - November 12, 2013  Alcatel-Lucent brings IP routing to cloud with most complete portfolio of virtualized IP Edge router functions  Other names and brands may be claimed as the property of others.

 Other names and brands may be claimed as the property of others.

 Maximizing Intel Opportunity & Return  20147.5% MSS 2.5pts YoY    00101010101010101010100010100101100110110101  2014First $1B+ Year  00101010101010101010100010100101100110110101  Growing Network Opportunity  Network SAM  11x increase  $17.5B  0  $  2008  2014F  Growing Intel Revenue  3x in 6 years  0  $  Forecast is subject to change without notice

 NFV / SDN Ecosystem Growth      Intel® Network Builders Program Growing the ecosystem to accelerate NFV and SDN solutions  >100 members enabling IA-based open standards solutions for Networking  Other names and brands may be claimed as the property of others.

       New Architectures  CLOUD      NFV / SDN      Four Growth Drivers    HPC      BIG DATA      New Usages

 High Performance Computing Growth  Sources: Top 500.org, hpcuserforum, HPCwire, IDC, Intel      $174M “Trinity”  62%Top 500FLOP CAGR  71%Intel Top 500FLOP CAGR  0%  100%  Top 500 MSS  86%  33%  Government & Research      Real-time analytics   Genomic sequencing   % of HPC spend in Public Cloud  TODAY  BY 2017  Big Data  Cloud  ~10%  ~20%  New Usages      70% to 92%XeonMSS  Move from Physical to Digital  2003-2013  11%XeonUnit CAGR  Commercial  Other names and brands may be claimed as the property of others.

 HPC: Maximizing Intel Value  #1 supercomputer runs on Xeon Phi2nd gen design wins > 1st gen sales to date>50 system providers committed    Maximize Si Opportunity  TrueScale Infiniband growth 50% YoYDesign wins for Omni Path integrated fabricHPC software stack investment    Expand System Capability  Advance the Parallel Ecosystem    41 Intel Parallel Computing Centers14 countries70+ apps  Source: Intel

       New Architectures  CLOUD      NFV / SDN      Four Growth Drivers    HPC      BIG DATA      New Usages

       00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101    Jevons Paradox: Big Data Growth  New discoveries drive massive amounts of compute & storage  Average Server Cost2003-2013  40%  Storage Cost / GB2003-2013  90%  Big Data TAM   Sources: IDC WW Big Data Forecast 2014-2018, Intel estimates  $13BTAM  $41BTAM

       00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  Big Data: Maximizing Intel Value  Accelerate implementation of Big Data solutions through optimized platform & tangible proof points  Addressing a $41B TAM by 2018Dramatic server growth YoYHadoop optimized for IAIndustry enabling with PaaSBuilds upon full Intel portfolio: Xeon, Xeon Phi, fabrics, flash, FPGA            A-wear  Wearables-to-Analytics Developer Platform  Source: IDC WW Big Data Forecast 2014-2018  Hadoop Distribution  Other names and brands may be claimed as the property of others.

             BIG DATA analytics  An Intel Company  Other names and brands may be claimed as the property of others.

       Products and Technologies  Processors: Standard to Custom      Silicon Photonics      Rack Scale Architecture

   STANDARD SILICON  CUSTOM LOGIC ENABLING  SYSTEM DESIGN SERVICES  CUSTOM CPU OPTIMIZATIONS  CUSTOMER FEATURE INTEGRATION  FULL CUSTOM CPU  Standard to Custom Roadmap  Inclusion of customer’s IP in standard product  Board design, electrical, mechanical  Proprietary interface licensing & support  Performance enhancements to match customer workload  Customer specified product  Grantley7 node controllers3 FPGAs1 memory ASIC  Grantley10 motherboards28 NICs  Grantley35 SKUs  4 in Grantley2 in development  >10 customer engagements  In the past 4 months, custom CPUs launched  100s SKUs    C4  Azure-G  Exalogic Elastic Cloud  MoonshotXeon with Intel® Iris Graphics  Other names and brands may be claimed as the property of others.

         2015    HPCCopper Replacement  Silicon Photonics  Shipping Now    Data CentersFiber Optic Replacement          2015  Rack Scale ArchitectureCopper Replacement  I/O = 30% of System Cost  Remove density constraints  Serviceability & reliability  Lower power  Cost / Bandwidth Density  100G  400G  1TB  Intel Silicon Photonics  x  y  z  Other Silicon Photonics  ~2x  ~3y  ~4z  Discrete Fiber  ~3x  ~6y  ~10z  100Gb/s in Rack    100Gb/s  Copper  limited to 3m    100 Gb/s  Silicon Photonics  reach of up to 2km  Disruptive Cost Structure    3 Market Opportunities  Only fully integrated silicon solution; benefitting from Moore’s Law  Source: Intel

 Silicon Photonics: Moving Data with Lasers  Silicon Photonics Revenue Forecast  0  $  100% CAGR    Design Wins  Source: Intel    Multiple suppliers commercializing MXC standard   Industry Standard Cabling & Connectors    Intel Silicon Photonics module  Other names and brands may be claimed as the property of others.

   Rack Scale Architecture      With Cloud the rack becomes the unit of computeCompose & decompose resources dynamically based on application need  Up to 3X fewer cables  Up to 1.5X servers per rack  Intel Ethernet controller & switch  Intel Silicon Photonics  Intel SSD    Customers & Partners  2015  Up to 5X reduction in provisioned power

 Leadership roadmap across Server, Storage & NetworkCustomization for targeted workloads~$2B annual R&D investmentBroadest ecosystem & compatibility Best perf / TCO  Competition  Any time I work out the cost models, it’s not quite there. Intel is also easier to work with on some of the custom work that Amazon requires. - James Hamilton, vice president for Amazon Web Services    High interest in data center business      16  12  vendors        00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  Why Intel  Other names and brands may be claimed as the property of others.

 Data Center Summary  Industry trends create continued revenue growth opportunitiesInvesting to win across Server, Storage, networkPerformance and TCO leadershipExpanding technology portfolio – fabrics, silicon photonics, customization driving revenue growthRevenue CAGR of ~15% through 2018  Data Center Revenue Forecast  15% Rev CAGR  Cloud  NFV / SDN  HPC  Big Data

 For More Information  Big Data Analytics in Retail      00101010101010101010100010100101100110110101  00101010101010101010100010100101100110110101  Demos  Rack Scale Architecture  Silicon Photonics in HPC  NFV Service Chaining

 Legal Disclaimers  Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products.  All dates, forecasts and products specified in this presentation are subject to change without notice.  This presentation will not be updated to reflect any such changes. Copyright 2014 Intel Corporation. *Other names and brands may be claimed as the property of others.

 Risk Factors  The statements in the presentations and other commentary that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations.  Demand for Intel’s products is highly variable and could differ from Intel’s expectations due to factors including changes in the business and economic conditions; consumer confidence or income levels; customer acceptance of Intel’s and competitors’ products;  competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers.Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields.  Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new features into existing products, which may result in restructuring and asset impairment charges. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term.  The declaration and rate of dividend payments and the amount and timing of Intel’s stock buyback program are at the discretion of Intel’s board of directors, and plans for future dividends and stock buy backs and could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and because of changes to Intel’s cash flows and changes in tax laws.Intel’s expected  tax rate is based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various authorities, including payment of interest and penalties; and the ability to realize deferred tax assets.  Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates.  Intel’s results could be affected by the timing of closing of acquisitions, divestitures and other significant transactions.Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.

 INVESTOR MEETING 2014  SANTA CLARA, NOVEMBER 20